AFL-CIO HOUSING INVESTMENT TRUST Gateway North Lynn, MA PROJECT DESCRIPTION The Gateway North project is a $31 million new construction, five- story, mixed-income, mixed-use multifamily development. It is located in Lynn, approximately 10 miles north of Boston. The project offers 71 rental apartments - 53 affordable units, 10 workforce housing units, and eight market-rate units. Other features included 54 parking spaces and approximately 2,000 square feet of commercial space. HIT ROLE The HIT provided $19.4 million in financing for Gateway North through the purchase of bonds and construction loan notes issued by MassHousing in September 2016. This project was the first multifamily project in Massachusetts to receive assistance under Governor Baker’s $100 million MassHousing workforce housing fund announced in May 2016. Other sources of funds included federal and state Low Income Housing Tax Credits, Affordable Housing Trust Funds, and Transit-Oriented Development Funds. The project was developed by a joint-venture of Hub Holdings, LLC and Neighborhood Development Associates, a non-profit, wholly-owned subsidiary of the City of Lynn Housing Authority and Neighborhood Development. SOCIAL IMPACT Gateway North is helping to provide affordable housing options to working Massachusetts families deterred by rising rent expenses. In addition, it is considered a transit-oriented development - its location at the corner of Washington and Sagamore Streets is within three blocks of the Lynn Commuter Rail Station and Bus Depot and directly across from North Shore Community College. In addition, the project is Energy-Star rated and includes community accessible green space. Work on the project generated an estimated 130 family-supporting union construction jobs.* *Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

“MassHousing recognizes that many middle- income households are struggling with housing costs and the Agency felt it was important to create this fund for workforce housing...The HIT continues to be an important source of capital for MassHousing.’’ —Timothy C. Sullivan Then Executive Director, MassHousing ABOUT THE HIT The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com. “The HIT is pleased to help finance another MassHousing project that brings critically needed affordable and workforce housing to Massachusetts families.” —Tom O’Malley HIT development consultant This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing. AFL-CIO HOUSING INVESTMENT TRUST 2401 Pennsylvania Ave, NW Suite 200 Washington D.C. 20037 T: 202-331-8055 | F: 202-331-8190 | www.aflcio-hit.com